UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSIONS
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                             ON2 TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ______________

      (2)   Aggregate number of securities to which transaction applies:
            ______________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ______________.

      (4)   Proposed maximum aggregate value of transaction: ______________

      (5)   Total fee paid: ______________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE
                                    SUITE 103
                          CLIFTON PARK, NEW YORK 12065
                                 (518) 348-0099

                                 April 26, 2006

On April 11, 2006, you were mailed the Proxy Statement for our upcoming 2006 Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Standard Time, on May 15, 2006 at our executive offices located at 21 Corporate Drive, Suite 103, Clifton Park, New York 12045.

The Supplement attached with this letter revises the information contained in the Proxy Statement as follows:

            o The number of options granted to Timothy C. Reusing in fiscal year 2005 and 2004 and Eric Ameres in fiscal 2005 in the Summary Compensation Table has been corrected.

This letter and the Supplement attached hereto are being mailed on or about April 26, 2006, to all shareholders entitled to vote at the 2006 Annual Meeting.


We hope you can attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, we ask that you MARK, SIGN, DATE and RETURN the enclosed proxy card. If you have already returned your proxy card, you do not need to return the enclosed proxy card. However, if you have not already returned your proxy card, or if you wish to change your vote, please MARK, SIGN, DATE and promptly RETURN the enclosed proxy card in the reply envelope provided.

We apologize for any inconvenience this may have caused and we thank you for your continued support.

Your attention is directed to the enclosed supplemental information to the Proxy Statement.



                                Very truly yours,


                                /s/ James Meyer
                                JAMES MEYER
                                Interim Chief Executive Officer

                             ON2 TECHNOLOGIES, INC.
                               21 CORPORATE DRIVE
                                    SUITE 103
                          CLIFTON PARK, NEW YORK 12045
                                 (518) 348-0099

   --------------------------------------------------------------------------
                        SUPPLEMENT TO PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 15, 2006
   --------------------------------------------------------------------------



The corrected Summary Compensation Table below replaces in its entirety the Security Ownership of Executive Officers and Directors Table located on page 17 of the Proxy Statement. The only changes are located in the Options/SARS column, to reflect an a reduction of 200,000 options granted to Eric Ameres in fiscal year 2005, a reduction of 200,000 options granted to Timothy Reusing in fiscal year 2005, and an increase of 200,000 options granted to Timothy Reusing in fiscal year 2004. Because the related footnotes on page 17 of the Proxy Statement are unchanged, they have been omitted.


                           Summary Compensation Table



                                   ANNUAL COMPENSATION             LONG-TERM
                                                                   COMPENSATION(1)
                                   -----------------------------  -----------------
                                                                   OPTIONS/           Restricted      ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY      BONUS       SARS(#)(2)         Stock Award(s)  COMPENSATION
--------------------------------   ----   ---------  -----------  -----------         --------------  ------------
Douglas A. McIntyre (3)......      2005    $375,000   $ 250,000    1,700,000                --          $  --
President and Chief Executive      2004    $375,000   $  62,500      400,000(4)           200,000       $  --
Officer                            2003    $372,485   $  31,250        --                   --          $  --


Eric L. Ameres (5)...........      2005    $190,000   $  47,125      200,000                --
Executive Vice President and       2004    $190,000   $  20,000      400,000               50,000       $  --
Chief Technology Officer           2003    $175,508   $   5,000      100,000                --          $  --


Timothy C. Reusing (6).......      2005    $192,500   $  48,125      200,000                --          $  --
Executive Vice President           2004    $192,500   $  20,000      460,000               50,000       $  --
and General Counsel                2003    $169,752   $  30,000      150,000                --          $  --


Anthony Principe (7).........      2005    $113,167   $   2,500      140,000                --          $  --
Executive Vice President and       2004    $100,000   $   5,000       75,000               50,000       $  --
Chief Financial Officer            2003    $ 82,930   $   2,500       50,000                --          $  --


                                                          ON2 TECHNOLOGIES, INC.
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Matthew C. Frost proxy with full power of substitution, to vote the        Please mark        [ ]
shares of Common Stock in On2 Technologies, Inc. which the undersigned would be entitled to vote if        your votes
personally present at the Annual Meeting of Stockholders of the Company to be held on May 15, 2006 or      as indicated
any adjournments thereof.

                                        FOR          WITHHOLD
                                    election of        vote
                                        all          from all
                                      nominees       nominees
1. Election of directors (The Board     [ ]             [ ]     2. Proposal to ratify the            FOR      AGAINST       ABSTAIN
recommends a vote for each of the                               election of Eisner LLP as the        [ ]        [ ]            [ ]
following nominees):                                            company's independent public
      01 James Meyer                                            acountants for the fiscal year
      02 William Newman                                         ending December 31, 2006 (The
      03 J. Allen Kosowsky                                      Board recommends a vote for this
      04 Thomas Weigman                                         proposal):
      05 Mike Kopetski
      06 Mike Alfant
      07 Afsaneh Naimollah
Except for nominee(s) listed below
from whom vote is withheld:

--------------------------

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1 and 2. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL
OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                          IMPORTANT--PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                          CARD PROMPTLY USING THE ENCLOSED ENVELOPE. When shares
                                                                          are held by joint tenants, both should sign. When
                                                                          signing as attorney, executor, administrator, trustee,
                                                                          or guardian, please give full title as such. If a
                                                                          corporation, please sign in full corporate name by
                                                                          President or other authorized officer. If a partnership,
                                                                          please sign in partnership name by an authorized person.



The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

Signature Signature if held jointly

Dated:             , 2006